Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact:

Bill Rader, (224) 948-5353

media@baxter.com

Investor Contact:

Clare Trachtman, (224) 948-3085

BAXTER REPORTS FIRST-QUARTER 2018 RESULTS AND
INCREASES FINANCIAL OUTLOOK FOR FULL-YEAR 2018

•	First-Quarter Revenue of $2.7 Billion Increased 8 Percent on a Reported Basis and 3 Percent on an Operational Basis

•	First-Quarter GAAP Earnings Per Share (EPS) of $0.71; Adjusted EPS of $0.70 Increased 21 Percent

•	Company Increases Full-Year 2018 Sales Growth Outlook to 7 to 8 Percent on a Reported Basis and 4 to 5 Percent on an Operational Basis

•	Raises Full-Year 2018 GAAP EPS to $2.49 to $2.62; Adjusted EPS to $2.85 to $2.93

DEERFIELD, Ill., April 26, 2018 — Baxter International Inc. (NYSE: BAX) today reported results for the first quarter of 2018 and increased its full-year 2018 guidance.

“Baxter is off to a strong start in 2018,” said José (Joe) E. Almeida, chairman and chief executive officer. “Solid top-line performance coupled with a relentless focus on increasing operational efficiency were key drivers of earnings growth in the quarter. We look forward to building on this momentum and sharing the next chapter in Baxter’s ongoing transformation at our upcoming investor conference on May 21st. At the conference, we will highlight the strategic roadmaps for our six global businesses and provide investors an opportunity to learn more about Baxter’s promising innovation pipeline that will help fuel the company’s growth going forward.”

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BAXTER REPORTS FIRST-QUARTER 2018 RESULTS AND
INCREASES FINANCIAL OUTLOOK FOR FULL-YEAR 2018 — Page  2

First-Quarter Financial Results

In the first quarter, worldwide sales totaled approximately $2.7 billion, an increase of 8 percent on a reported basis, 4 percent on a constant currency basis and 3 percent on an operational basis compared to the prior-year period. Operational sales in the first quarter adjust for the impact of foreign exchange, generic competition for U.S. cyclophosphamide, and the Claris Injectables (Claris) acquisition.

Sales in the U.S. totaled $1.1 billion, increasing 4 percent on a reported basis and 2 percent on an operational basis. International sales of $1.5 billion increased 12 percent on a reported basis, 4 percent on a constant currency basis and 3 percent on an operational basis. Drivers of growth included strong demand for the company’s continuous renal replacement therapies due to an intense flu season, and increased sales of injectable pharmaceuticals and advanced surgery products as well as U.S. IV solutions and peritoneal dialysis therapies.

In line with the financial outlook shared on February 1, 2018, first quarter sales were negatively impacted by approximately $25 million due to the temporary manufacturing disruptions in Puerto Rico caused by Hurricane Maria. All manufacturing facilities in Puerto Rico are operating at pre-hurricane production levels, and the company does not expect any further revenue impact related to recovery efforts. In addition, the company continues to import select products from Baxter facilities under temporary special importation FDA grants, and is grateful to FDA for its continued support in the recovery efforts.

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BAXTER REPORTS FIRST-QUARTER 2018 RESULTS AND
INCREASES FINANCIAL OUTLOOK FOR FULL-YEAR 2018 — Page  3

In March, Baxter completed the acquisition of two surgical products from Mallinckrodt plc: RECOTHROM Thrombin topical (Recombinant), the first and only stand-alone recombinant thrombin, and PREVELEAK Surgical Sealant, which is used in vascular reconstruction. Both products complement and broaden Baxter’s surgical portfolio of hemostats and sealants. Sales of these products in the quarter were immaterial and going forward will be reported in the company’s Advanced Surgery business.

As previously disclosed, Baxter now reports its operating results based on three reportable geographic segments: Americas (North and South America), EMEA (Europe, Middle East and Africa) and APAC (Asia Pacific). Net sales are reported based on these reportable segments, as well as by the company’s new Global Business Units (GBUs). Please see the schedules accompanying this press release for more details on sales performance in the quarter.

Baxter reported income from continuing operations of $389 million, or $0.71 per diluted share, on a GAAP (Generally Accepted Accounting Principles) basis for the first quarter. These results included special items totaling $16 million ($(1) million net after-tax), primarily related to business optimization, intangible amortization and a settlement agreement related to the Claris acquisition. On an adjusted basis, Baxter’s first quarter income from continuing operations totaled $388 million, or $0.70 per diluted share. Adjusted earnings per share growth of 21 percent in the quarter was driven by solid top-line performance and the ongoing benefit from the company’s business transformation initiatives as well as a favorable tax rate.

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BAXTER REPORTS FIRST-QUARTER 2018 RESULTS AND
INCREASES FINANCIAL OUTLOOK FOR FULL-YEAR 2018 — Page  4

During the quarter, Baxter’s Board of Directors approved a $1.5 billion increase in authorization for the company’s existing share repurchase plan. After accounting for repurchases during the first quarter of $522 million or approximately 8 million shares, the company had approximately $2.1 billion remaining under the authorization as of March 31, 2018. Baxter anticipates that it will continue to repurchase shares in the open market or through private transactions at times and amounts determined by the company based on its evaluation of market conditions and other factors.

In the first quarter of 2018, Baxter generated $447 million in operating cash flow, an increase of $241 million driven by improved operational performance, the ongoing impact of programs focused on enhancing the company’s working capital and a benefit from the settlement of certain claims related to the acquisition of Claris. As a result, the company generated an increase of approximately $210 million in free cash flow to $292 million (operating cash flow less capital expenditures of $155 million) as compared to the prior year period.

2018 Financial Outlook

•

For full-year 2018: Based on the company’s strong first quarter, Baxter is raising its financial outlook for the year. The company now expects sales growth of approximately 7 to 8 percent on a reported basis, approximately 5 percent on a constant currency basis and 4 to 5 percent on an operational basis*. Baxter expects adjusted earnings from continuing operations, before special items, of $2.85 to $2.93 per diluted share for the full year.

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BAXTER REPORTS FIRST-QUARTER 2018 RESULTS AND
INCREASES FINANCIAL OUTLOOK FOR FULL-YEAR 2018 — Page  5

•

For the second quarter: The company expects sales growth of approximately 9 percent on a reported basis, approximately 5 percent on a constant currency basis and 3 to 4 percent on an operational basis*. The company expects adjusted earnings from continuing operations, before special items, of $0.69 to $0.71 per diluted share.

*Full-year and second quarter operational sales have been adjusted for the impact of foreign exchange, generic competition for U.S. cyclophosphamide and the benefit from the acquisitions of Claris and the two Mallinckrodt assets.

Please see the schedules accompanying this press release for a reconciliation between the projected 2018 adjusted earnings per diluted share and projected GAAP earnings per diluted share.

A webcast of Baxter’s first quarter 2018 conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CDT on April 26, 2018. Baxter will be hosting an investor conference on Monday, May 21, 2018 in New York City. The investor conference will feature an innovation hall displaying product and therapy advancements from Baxter’s pipeline beginning at 7:00 a.m. EDT and presentations by members of the Baxter management team will begin at 8:00 a.m. EDT. To register for the conference and for more information, click here. Please see www.baxter.com for more information regarding this and future investor events and webcasts.

About Baxter

Baxter International Inc. provides a broad portfolio of essential healthcare products across its portfolio, including acute and chronic dialysis therapies; sterile

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BAXTER REPORTS FIRST-QUARTER 2018 RESULTS AND
INCREASES FINANCIAL OUTLOOK FOR FULL-YEAR 2018 — Page  6

IV solutions; infusion systems and devices; parenteral nutrition therapies; inhaled anesthetics; generic injectable pharmaceuticals; and surgical hemostat and sealant products. The company’s global footprint and the critical nature of its products and services play a key role in expanding access to healthcare in emerging and developed countries. Baxter’s employees worldwide are building upon the company’s rich heritage of medical breakthroughs to advance the next generation of healthcare innovations that enable patient care.

This release includes forward-looking statements concerning the company’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline including results of clinical trials and planned product launches, and outlook for 2018. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance of risks for new and existing products; product development risks; product quality or patient safety concerns; continuity, availability and pricing of acceptable raw materials and component supply; inability to create additional production capacity in a timely manner or the occurrence of other manufacturing or supply difficulties (including as a result of a natural disaster or otherwise); breaches or failures of the company’s information technology systems, including by cyberattack; future actions of regulatory bodies and other governmental authorities, including FDA, the Department of Justice, the New York Attorney General and foreign regulatory agencies; failures with respect to compliance programs; future actions of third parties, including payers; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; global, trade and tax policies; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the recent acquisitions of Claris Injectables and two surgical products from Mallinckrodt plc); the ability to enforce owned or in-licensed patents or the patents of third parties preventing or restricting manufacture, sale or use of affected products or technology; the impact of global economic conditions; fluctuations in foreign exchange and interest rates; any change in law concerning the taxation of income (including current or future tax reform), including income earned outside the United States; actions taken by tax authorities in connection with ongoing tax audits; loss of key employees or inability to identify and recruit new employees; the outcome of pending or future litigation; the adequacy of the company’s cash flows from operations to meet its ongoing cash obligations and fund its investment program; and other risks identified in Baxter’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements.

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BAXTER — PAGE  7

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Three Months Ended March 31, 2018 and 2017

(unaudited)

(in millions, except per share and percentage data)

	Three Months Ended March 31,
	2018		2017		Change

NET SALES	$ 2,677		$ 2,475		8%

COST OF SALES	1,563		1,431		9%

GROSS MARGIN	1,114		1,044		7%

% of Net Sales	41.6%		42.2%		(0.6 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	622		564		10%
% of Net Sales	23.2%		22.8%		0.4 pts

RESEARCH AND DEVELOPMENT EXPENSES	140		127		10%
% of Net Sales	5.2%		5.1%		0.1 pts

CLARIS SETTLEMENT	(80)		—		NM

OPERATING INCOME	432		353		22%

% of Net Sales	16.1%		14.3%		1.8 pts

NET INTEREST EXPENSE	12		14		(14%	)

OTHER (INCOME) EXPENSE, NET	(18)		11		NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	438		328		34%

INCOME TAX EXPENSE	49		55		(11%	)

% of Income from Continuing Operations before Income Taxes	11.2%		16.8%		(5.6 pts	)
INCOME FROM CONTINUING OPERATIONS	389		273		42%

LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—		(1)		NM

NET INCOME	$ 389		$ 272		43%

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$ 0.72		$ 0.50		44%

Diluted	$ 0.71		$ 0.50		42%

INCOME (LOSS) FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$ 0.00		$ 0.00		NM

Diluted	$ 0.00		($0.01)		NM

NET INCOME PER COMMON SHARE
Basic	$ 0.72		$ 0.50		44%

Diluted	$ 0.71		$ 0.49		45%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	539		541
Diluted	551		551

ADJUSTED OPERATING INCOME (excluding special items)	$ 448	A	$ 415	A	8%

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 454	A	$ 390	A	16%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 388	A	$ 318	A	22%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 0.70	A	$ 0.58	A	21%

A	Refer to page 8 for a description of the adjustments and a reconciliation to GAAP measures.

NM	- Not Meaningful

BAXTER — PAGE  8

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Three Months Ended March 31, 2018 and 2017

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the three months ended March 31, 2018 and 2017 included special items which impacted the GAAP measures as follows:

	Three Months Ended March 31,
	2018	2017	Change

Gross Margin	$ 1,114	$ 1,044	7%
Intangible asset amortization expense [1]	41	38
Business optimization items [2]	6	16
Claris acquisition and integration expenses [3]	3	—
Litigation costs [4]	8	—

Adjusted Gross Margin	$ 1,172	$ 1,098	7%

% of Net Sales	43.8%	44.4%	(0.6 pts	)

Marketing and Administrative Expenses	$ 622	$ 564	10%
Business optimization items [2]	(29)	(15)
Baxalta separation-related costs [5]	—	(7)
Claris acquisition and integration expenses [3]	(4)	—
Litigation costs [4]	(2)	—
Historical rebate and discount adjustments [7]	—	12

Adjusted Marketing and Administrative Expenses	$ 587	$ 554	6%

% of Net Sales	21.9%	22.4%	(0.5 pts	)

Research and Development Expenses	$ 140	$ 127	10%
Business optimization items [2]	(3)	2

Adjusted Research and Development Expenses	$ 137	$ 129	6%

% of Net Sales	5.1%	5.2%	(0.1 pts	)

Claris Settlement	$ (80)	$ 0	NM
Claris settlement [8]	80	—

Adjusted Claris Settlement	$ —	$ —	NM

% of Net Sales	0.0%	0.0%	0 pts

Operating Income	$ 432	$ 353	22%
Impact of special items	16	62

Adjusted Operating Income	$ 448	$ 415	8%

% of Net Sales	16.7%	16.8%	(0.1 pts	)

Pre-Tax Income from Continuing Operations	$ 438	$328	34%
Impact of special items	16	62

Adjusted Pre-Tax Income from Continuing Operations	$ 454	$ 390	16%

Income Tax Expense	$ 49	$ 55	(11%	)
Impact of special items [6]	17	17

Adjusted Income Tax Expense	$ 66	$ 72	(8%	)

% of Adjusted Pre-Tax Income from Continuing Operations	14.5%	18.5%	(4 pts	)

Income from Continuing Operations	$ 389	$ 273	42%
Impact of special items	(1)	45

Adjusted Income from Continuing Operations	$ 388	$ 318	22%

Diluted EPS from Continuing Operations	$ 0.71	$ 0.50	42%
Impact of special items	(0.01)	0.08

Adjusted Diluted EPS from Continuing Operations	$ 0.70	$ 0.58	21%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	551	551

[1]	The company’s results in 2018 and 2017 included intangible asset amortization expense of $41 million ($36 million, or $0.06 per diluted share, on an after-tax basis) and $38 million ($28 million, or $0.05 per diluted share, on an after-tax basis), respectively.

[2]	The company’s results in 2018 included a charge of $38 million ($34 million, or $0.06 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a charge of $12 million related to restructuring activities, $25 million of costs to implement business optimization programs which primarily included external consulting and project employee costs, and $1 million of accelerated depreciation associated with facilities to be closed. The $12 million of net restructuring charges included $10 million of employee termination costs and $2 million of asset impairment charges primarily related to facility closures.

The company’s results in 2017 included a charge of $29 million ($21 million, or $0.04 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $3 million related to restructuring activities, $21 million of costs to implement business optimization programs which primarily included external consulting and project employee costs, and $5 million of accelerated depreciation associated with facilities to be closed. The $3 million of net restructuring charges ($2 million, or $0.00 per diluted share, on an after-tax basis) included net $2 million of employee termination costs and $1 million related to contract termination costs.

[3]	The company’s results in 2018 included acquisition and integration costs of $7 million ($6 million, or $0.01 per diluted share, on an after-tax basis) related to the company’s acquisition of Claris Injectables Limited.

[4]	The company’s results in 2018 included charges of $10 million ($9 million, or $0.01 per diluted share, on an after-tax basis) related to product litigation.

[5]	The company’s results in 2017 included costs incurred related to the Baxalta separation totaling $7 million ($5 million, or $0.01 per diluted share, on an after-tax basis).

[6]	The company’s results in 2018 included a benefit of $8 million, or $0.01 per diluted share, related to an update to the estimated impact of U.S. federal tax reform previously made by the company in addition to the tax impact of the other special items identified in this table.

[7]	The company’s results in 2017 included a benefit of $12 million ($9 million, or $0.02 per diluted share, on an after-tax basis) related to an adjustment to the company’s historical rebates and discount reserves.

[8]	The company’s results in 2018 included a benefit of $80 million ($78 million, or $0.14 per diluted share, on an after-tax basis) for the settlement of certain claims related to the acquired operations of Claris Injectables Limited.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

NM - Not Meaningful

BAXTER — PAGE  9

BAXTER INTERNATIONAL INC.

Sales by Operating Segment

Periods Ending March 31, 2018 and 2017

(unaudited)

($ in millions)

	Q1 2018	Q1 2017	% Growth @ Actual Rates	% Growth @ Constant Rates

Americas	$1,442	$1,373	5%	4%
EMEA	724	631	15%	3%
APAC	511	471	8%	3%
Total Baxter	$2,677	$2,475	8%	4%

BAXTER — PAGE  10

BAXTER INTERNATIONAL INC.

Sales by GBU

Periods Ending March 31, 2018 and 2017

(unaudited)

($ in millions)

	Q1 2018	Q1 2017	% Growth @ Actual Rates		% Growth @ Constant Rates

Renal Care [1]	$ 868	$ 789	10%		4%
Medication Delivery [2]	676	664	2%		0%
Pharmaceuticals [3]	496	427	16%		13%
Nutrition [4]	223	212	5%		0%
Advanced Surgery [5]	182	168	8%		4%
Acute Therapies [6]	129	106	22%		14%
Other [7]	103	109	(6%	)	(12%	)
Total Baxter	$2,677	$2,475	8%		4%

[1]	Includes sales of the company’s peritoneal dialysis (PD) and hemodialysis (HD) and additional dialysis therapies and services.

[2]	Includes sales of the company’s IV therapies, infusion pumps, administration sets and drug reconstitution devices.

[3]	Includes sales of the company’s premixed and oncology drug platforms, inhaled anesthesia and critical care products and pharmacy compounding services.

[4]	Includes sales of the company’s parenteral nutrition (PN) therapies.

[5]	Includes sales of the company’s biological products and medical devices used in surgical procedures for hemostasis, tissue sealing and adhesion prevention.

[6]	Includes sales of the company’s continuous renal replacement therapies (CRRT) and other organ support therapies focused in the ICU.

[7]	Includes sales primarily from the company’s pharmaceutical partnering business.

BAXTER — PAGE  11

BAXTER INTERNATIONAL INC.

GBU Sales by U.S. and International

Periods Ending March 31, 2018 and 2017

(unaudited)

($ in millions)

	Q1 2018			Q1 2017			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International	Total

Renal Care	$ 196	$ 672	$ 868	$ 179	$ 610	$ 789	9%		10%	10%
Medication Delivery	436	240	676	429	235	664	2%		2%	2%
Pharmaceuticals	243	253	496	213	214	427	14%		18%	16%
Nutrition	83	140	223	88	124	212	(6%	)	13%	5%
Advanced Surgery	99	83	182	97	71	168	2%		17%	8%
Acute Therapies	46	83	129	37	69	106	24%		20%	22%
Other	44	59	103	60	49	109	(27%	)	20%	(6%	)
Total Baxter	$1,147	$1,530	$2,677	$1,103	$1,372	$2,475	4%		12%	8%

BAXTER — PAGE  12

BAXTER INTERNATIONAL INC.

Free Cash Flow Reconciliation

(unaudited)

($ in millions)

	Three Months Ended March 31,
	2018	2017
Cash flows from operations - continuing operations	$447	$206
Capital expenditures	(155)	(123)
Free cash flow - continuing operations	$292	$ 83

BAXTER — PAGE  13

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measure

Change in Net Sales As Reported to Operational Sales

From The Three Months Ended March 31, 2017 to The Three Months Ended March 31, 2018

(unaudited)

	Q1 2018*
	Net sales As Reported		US Cyclophosphamide	Claris		FX		Operational Sales

Renal Care	10%		0%	0%		(6%	)	4%
Medication Delivery	2%		0%	0%		(2%	)	0%
Pharmaceuticals	16%		2%	(9%	)	(3%	)	6%
Nutrition	5%		0%	0%		(5%	)	0%
Advanced Surgery	8%		0%	0%		(4%	)	4%
Acute Therapies	22%		0%	0%		(8%	)	14%
Other	(6%	)	0%	0%		(6%	)	(12%	)
Total Baxter	8%		0%	(1%	)	(4%	)	3%

*	Totals may not foot due to rounding

BAXTER — PAGE  14

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measures

Projected 2018 Adjusted Earnings Per Share and Projected GAAP Earnings Per Share, and

Projected 2018 Adjusted Sales Growth and Projected GAAP Sales Growth

(unaudited)

2018 Earnings Per Share Guidance	Q2 2018	FY 2018
Earnings per Diluted Share – Adjusted	$0.69 - $0.71	$2.85 - $2.93
Estimated intangible asset amortization	$0.06	$0.24
Estimated business optimization charges	$0.04	$0.18 - $0.23
Litigation costs	-	$0.01
Acquisition and integration expenses	-	$0.03
Claris settlement	-	($0.14)
U.S. tax reform	-	($0.01)
Earnings per Diluted Share - GAAP	$0.59 - $0.61	$2.49 - $2.62

2018 Sales Growth Guidance	Q2 2018	FY 2018
Sales Growth – Operational	3% - 4%	4% - 5%
U.S. cyclophosphamide	0%	(1)%
Acquisitions	2%	1%
Foreign exchange	4%	2% - 3%
Sales Growth - GAAP	9%	7% - 8%